CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of BonusAmerica Worldwide Corp on Form 10-QSB/A, Amendment No. 1, for the nine-month period ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Michael Mak, Chief Executive Officer and a director of BonusAmerica Worldwide Corp., certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

November 23, 2004                                   /s/ Michael Mak
                                                    ----------------------------
                                                    Michael Mak
                                                    Chief Executive Officer

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